SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April, 21 2005

Husker Ag, LLC
(Exact name of Registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
54048 Highway 20 Plainview, Nebraska		68769
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 582-4446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

Husker Ag Letter to Members

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of a letter dated April 21, 2005, from Fredrick Knievel, Chairman of the Board of Husker Ag, to the members of Husker Ag.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Letter from Husker Ag to its members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Dated: April 21, 2005	By:	/s/ Fredrick J. Knievel
Fredrick J. Knievel, Chairman of the Board